Exhibit 99.2

AutoInfo, Inc.
Unaudited Pro Forma Condensed
Consolidated Financial Information

Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 gives effect to the acquisition of substantially all of the operating assets of the truck agent business division (the “Truck Agent Business Unit”) of Eleets Transportation Company, Inc.

The accompanying unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2011 and the years ended December  31, 2010 and 2009, give effect to the acquisition as if it occurred on the first day of each period presented.

Pro forma adjustments have been limited to only those adjustments that are directly attributable to the transaction, factually supportable, and in the case of pro forma income statement adjustments, expected to have a continuing impact on the AutoInfo, Inc.’s (the “Company”) financial results.

The unaudited pro forma condensed consolidated financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the first day of each period presented. The unaudited pro forma condensed consolidated financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

1)	Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements;

2)
The Company’s historical audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2011;

3)
Eleets Transportation Company, Inc. Truck Agent Business Unit historical audited financial statements and notes for the fiscal years ended December 31, 2010 and 2009 (included herein as Exhibit 99.1); and

4)	Form 8-K filed with the SEC by the Company on July 13, 2011 and the exhibits attached thereto.

AUTOINFO, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2011

	As previously reported	Pro Forma Adjustments		Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$375,000			$375,000
Accounts receivable, net	50,083,000	(a)	(200,000)	49,883,000
Current portion of advances and other assets	10,615,000	(b)	(9,327,000)	1,288,000
Prepaid expenses	1,535,000			1,535,000
Deferred income taxes	135,000			135,000

Total current assets	62,743,000			53,216,000

Fixed assets, net	591,000			591,000

Goodwill and acquired intangibles, net		(b)	9,718,000	9,718,000

Advances and other assets, net of current portion	4,677,000	(b)	(125,000)	4,552,000

Total assets	$68,011,000			$68,077,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$26,229,000	(c)	66,000	$26,295,000

Loan payable	19,028,000			19,028,000

Commitments and contingencies

Stockholders’ equity:
Common stock	34,000			34,000
Additional paid-in capital	20,310,000			20,310,000
Retained earnings	2,410,000			2,410,000

Total stockholders’ equity	22,754,000			22,754,000

Total liabilities and stockholders’ equity	$68,011,000			$68,077,000

Footnotes to Pro Forma Balance Sheet:
(a) Additional provision for doubtful accounts based upon the assumption of liability for bad debts previously the responsibility of Eleets Transportation Company., Inc. which liability was discharged per the Asset Purchase Agreement filed as an exhibit to Form 8-K file on July 13, 2011.
(b) Goodwill and other intangibles acquired resulting primarily from the discharge of $9,365,000 of indebtedness included in Advances and other assets.
(c) Provision for lease cancellation cost

AUTOINFO, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2009

	As previously reported		Pro Forma adjustments	Pro Forma

Gross revenues
Transportation services	$182,444,000	(g)	$(54,497,000)	$127,947,000
Agent support services	1,455,000	(a)	(1,294,000)	161,000
Total revenues	183,899,000		(55,791,000)	128,108,000

Cost of transportation	146,721,000	(g)	(46,286,000)	100,435,000
Commissions	26,816,000	(b)	(1,497,000)
	(g)		(8,211,000)	17,108,000
Operating expenses	7,534,000	(c) (d) (e)	1,000,000	8,534,000
	181,071,000		(54,994,000)	126,077,000

Income from operations	2,828,000		(797,000)	2,031,000

Interest expense	478,000			478,000

Income before income taxes	2,350,000		(797,000)	1,553,000
Income taxes	932,000		(f) (300,000)	632,000

Net income	$1,418,000		$(497,000)	$921,000

Net income per share:
Basic and diluted	$.04			$.02

Weighted average number of common shares:
Basic	32,997,000			32,997,000
Diluted	34,263,000			34,263,000

Footnotes to Pro Forma Statement of Income:
(a) Interest income on debt component of consideration paid to acquire Truck Agent Business Unit
(b) Commissions paid to Eleets Transportation Company pursuant to Agent Agreement
(c) $849,000 represents direct operating expenses, primarily payroll and related expenses, of Truck Agent Business Unit acquired.
(d) ($99,000) represents a reduction in management compensation based upon decrease in income from operations.
(e) $250,000 represents amortization of acquired identifiable intangible assets.
(f) Represent a decrease in federal and state taxes on income.
(g) Represents the impact of the loss of Eleets Transportation Company Inc. brokerage division business, as follows:
Revenues	$54,497,000
Cost of transportation	46,286,000
Commissions	8,211,000

AUTOINFO, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010

	As previously reported		Pro Forma adjustments	Pro Forma

Gross revenues
Transportation services	$277,622,000	(g)	$(68,357,000)	$209,265,000
Agent support services	2,079,000	(a)	(1,843,000)	236,000
Total revenues	279,701,000		(70,200,000)	209,501,000

Cost of transportation	226,093,000	(g)	(58,862,000)	167,231,000
Commissions	39,463,000	(b)	(3,153,000)
		(g)	(9,247,000)	27,063,000
Operating expenses	8,469,000	(c) (d) (e)	1,197,000
		(g)	(248,000)	9,418,000
	274,025,000		(70,313,000)	203,712,000

Income from operations	5,676,000		113,000	5,789,000

Interest expense	701,000			701,000

Income before income taxes	4,975,000		113,000	5,088,000
Income taxes	1,920,000	(f)	43,000	1,963,000

Net income	$3,055,000		$70,000	$3,125,000

Net income per share:
Basic and diluted	$.09			$.09

Weighted average number of common shares:
Basic	33,500,000			33,500,000
Diluted	34,490,000			34,490,000

Footnotes to Pro Forma Statement of Income:
(a) Interest income on debt component of consideration paid to acquire Truck Agent Business Unit
(b) Commissions paid to Eleets Transportation Company pursuant to Agent Agreement
(c) $932,000 represents direct operating expenses, primarily payroll and related expenses, of Truck Agent Business Unit acquired.
(d) $15,000 represents an increase in management compensation based upon an increase in income from operations.
(e) $250,000 represents amortization of acquired identifiable intangible assets.
(f) Represent an increase in federal and state taxes on income.
(g) Represents the impact of the loss of Eleets Transportation Company Inc. brokerage division business, as follows:
Revenues	$68,357,000
Cost of transportation	58,862,000
Commissions	9,247,000
Operating expenses	248,000

AUTOINFO, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2011

	As previously reported		Pro Forma adjustments	Pro Forma

Gross revenues
Transportation services	$161,381,000	(g)	$(38,203,000)	$123,178,000
Agent support services	1,063,000	(a)	(986,000)	77,000
Total revenues	162,444,000		(39,189,000)	123,255,000

Cost of transportation	132,788,000	(g)	(33,152,000)	99,636,000
Commissions	21,788,000	(b)	(1,545,000)
		(g)	(4,647,000)	15,596,000
Operating expenses	5,036,000	(c) (d) (e)	631,000
		(g)	(404,000)	5,263,000
	159,612,000		(39,117,000)	120,495,000

Income from operations	2,832,000		(72,000)	2,760,000

Interest expense	283,000			283,000

Income before income taxes	2,549,000		(72,000)	2,477,000
Income taxes	984,000	(f)	(27,000)	957,000

Net income	$1,565,000		(45,000)	$1,520,000

Net income per share:
Basic	$.05			$.04
Diluted	$.04			$.04

Weighted average number of common shares:
Basic	33,760,000			33,760,000
Diluted	35,415,000			35,415,000

Footnotes to Pro Forma Statement of Income:
(a) Interest income on debt component of consideration paid to acquire Truck Agent Business Unit
(b) Commissions paid to Eleets Transportation Company pursuant to Agent Agreement
(c) $527,000 represents direct operating expenses, primarily payroll and related expenses, of Truck Agent Business Unit acquired.
(d) $($21,000) represents a reduction management compensation based upon a decrease in income from operations.
(e) $125,000 represents amortization of acquired identifiable intangible assets.
(f) Represent a decrease in federal and state taxes on income.
(g) Represents the impact of the loss of Eleets Transportation Company Inc. brokerage division business, as follows:
Revenues	$38,203,000
Cost of transportation	33,152,000
Commissions	4,647,000
Operating expenses	404,000